UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) January 31, 2024
ADDVANTAGE TECHNOLOGIES GROUP, INC.
(Exact name of Registrant as specified in its Charter)
Oklahoma
(State or other Jurisdiction of Incorporation)

1-10799	73-1351610
(Commission file Number)	(IRS Employer Identification No.)

1430 Bradley Lane, Suite 196, Carrollton, Texas	75007
(Address of Principal Executive Offices)	(Zip Code)
(918) 251-9121
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01	AEY	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company
    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03. Bankruptcy or Receivership
On January 31, 2024, ADDvantage Technologies Group, Inc. (the “Company”) and each of its subsidiaries, Fulton Technologies, Inc. (“Fulton”), Nave Communications Company (“Nave”), and ADDvantage Triton, LLC (“Triton,” and together with Fulton and Nave, the “Subsidiaries,” and each a “Subsidiary”), filed a voluntary petition for relief under the provisions of Chapter 7 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Eastern District of Texas, Sherman Division (the “Bankruptcy Court”), (collectively, the “Bankruptcy Filings”). The Company and the Subsidiaries ceased operations on January 26, 2024. The following are the case numbers for the Company’s and the Subsidiaries’ Bankruptcy Filings:

•Case No. 24-40225 – ADDvantage Technologies Group, Inc.
•Case No. 24-40226 – Fulton Technologies, Inc.
•Case No. 24-40227 – Nave Communications Company
•Case No. 24-40228 – ADDvantage Triton LLC

A Chapter 7 trustee will be appointed by the US Trustee's Office of the Bankruptcy Court, and the trustee will assume control over the assets and liabilities of the Company and the Subsidiaries, effectively eliminating the authority and powers of the Board of Directors of the Company and each Subsidiary and their respective executive officers to act on behalf of their behalf. The assets of the Company and the Subsidiaries will be liquidated and claims paid in accordance with the Bankruptcy Code.

Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
The commencement of the Chapter 7 Cases described in Item 1.03 of this Current Report on Form 8-K constitutes an event of default under certain of the Company’s debt instruments, which results in acceleration of the Company’s and the Subsidiaries’ obligations under such debt instruments.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Concurrent with the Bankruptcy Filing, Joseph E. Hart, the Company’s Chief Executive Officer and President; and Michael Ramke, the Company’s Interim Chief Financial Officer, resigned as executive officers of the Company. As of January 31, 2024, neither the Company nor any of the Subsidiaries have officers, consultants or employees.

Concurrent with the Bankruptcy Filing, directors David E. Chymiak, Joseph E. Hart, Timothy S. Harden, James C. McGill, John M. Shelnutt, and David W. Sparkman have effectively resigned as members of the Company’s Board of Directors. Neither the Company nor any of the Subsidiaries currently have members of their respective Boards of Directors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDvantage Technologies Group, Inc.

Date: February 1, 2024	/s/ Joseph E. Hart
Name: Joseph E. Hart
Title: President and Chief Executive Officer